--------------------------------------------------------------------------------
                                              MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL
INTERNATIONAL EQUITY FUNDS

International Equity Fund

European Equity Fund

International Opportunities Fund

Emerging Markets Equity Fund

                                        ----------------------------------------
                                        Seeking high total return primarily from stocks outside the United States

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

 2 | J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS

     Each fund's goal, principal strategies,
     principal risks, performance
     and expenses

     J.P. Morgan Institutional International Equity Fund.......................2

     J.P. Morgan Institutional European Equity Fund............................4

     J.P. Morgan Institutional International Opportunities Fund................6

     J.P. Morgan Institutional Emerging Markets Equity Fund....................8

10 | INTERNATIONAL EQUITY MANAGEMENT APPROACH

     Principles and techniques common
     to the funds in this prospectus

     J.P. Morgan..............................................................10

     J.P. Morgan international equity funds...................................10

     The spectrum of international equity funds...............................10

     Who may want to invest...................................................10

     International equity investment process..................................11

12 | YOUR INVESTMENT

     Investing in the J.P. Morgan
     Institutional International Equity Funds

     Investing through a financial professional...............................12

     Investing through an employer-sponsored retirement plan..................12

     Investing through an IRA or rollover IRA.................................12

     Investing directly.......................................................12

     Opening your account.....................................................12

     Adding to your account...................................................12

     Selling shares...........................................................13

     Account and transaction policies.........................................13

     Dividends and distributions..............................................14

     Tax considerations.......................................................14

15 | FUND DETAILS

     More about risk and the funds'
     business operations

     Master/Feeder structure..................................................15

     Management and administration............................................15

     Risk and reward elements.................................................16

     Financial highlights.....................................................18

     FOR MORE INFORMATION.............................................back cover

J.P. MORGAN INSTITUTIONAL
INTERNATIONAL EQUITY FUND          | TICKER SYMBOL: JNUSX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                     (J.P. MORGAN INSTITUTIONAL
                                     INTERNATIONAL EQUITY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return from a portfolio of foreign company equity securities. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the fund's benchmark. The fund typically does not invest in U.S. companies.

The fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund makes its currency management decisions as described on pages 11 and 16.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including approximately $___ billion using similar strategies as the fund.


The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional International Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 10 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one and five years and life of the fund compare to those of the EAFE Index. This is an unmanaged index used to track the average performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1),(2)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

             J.P. Morgan
            Institutional
            International
            Equity Fund(1)
            --------------
1991            10.58
1992           (10.77)
1993            24.52
1994             6.00
1995             7.96
1996             8.48
1997             1.46
1998            13.62
1999            30.22
2000           (17.75)

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 30.22% (for the quarter ended 12/31/99); and the lowest quarterly return was -17.75% (for the quarter ended 12/31/00).

-------------------------------
Average annual total return (%)           Shows performance over time,
                                          for periods ended December 31, 2000(2)
--------------------------------------------------------------------------------

                                         Past 1 yr.   Past 5 yrs.   Life of fund

J.P. Morgan Institutional International
  Equity Fund (after expenses)            -17.75          6.02          5.19
--------------------------------------------------------------------------------
EAFE Index (no expenses)                  -14.17          7.13          6.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                     0.60

Distribution (Rule 12b-1) fees      none

Other expenses                      0.35
----------------------------------------
Total annual fund
operating expenses                  0.95
----------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                  1 yr.        3 yrs.      5 yrs.      10 yrs.

Your cost($)                       97            303        525         1,166
--------------------------------------------------------------------------------

(1) The fund commenced operations on 10/4/93, and returns reflect the performance of the fund from 11/1/93 forward. For the period 6/30/90 to 10/31/93, returns reflect the performance of the J.P. Morgan International Equity Fund, a separate feeder fund investing in the same master portfolio.

(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's average net assets.


                         J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND | 3

J.P. MORGAN INSTITUTIONAL
EUROPEAN EQUITY FUND
--------------------------------------------------------------------------------
                                REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                (J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return from a portfolio of European company equity securities. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in equity securities from the 14 countries included in the Morgan Stanley Capital International (MSCI) Europe Index, which is the fund's benchmark. The fund typically does not invest in U.S. companies.

The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund generally keeps its industry weightings similar to those of the MSCI Europe Index, although it does not seek to mirror the index in its choice of individual securities. The fund makes its country allocation and currency management decisions as described on pages 11 and 16.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in European stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $____ billion using similar strategies as the fund.


The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


4 | J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional European Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 4 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one year and life of the fund compare to those of the MSCI Europe Index. This is an unmanaged index comprised of more than 600 companies in 14 European countries.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

             J.P. Morgan
            Institutional
              European
             Equity Fund
            -------------
1997            22.27
1998            21.48
1999            20.44
2000           (15.41)

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 19.67% (for the quarter ended 12/31/98); and the lowest quarterly return was -18.48% (for the quarter ended 9/30/98).

-------------------------------
Average annual total return (%)               Shows performance over time, for
                                              periods ended December 31, 2000(2)
--------------------------------------------------------------------------------

                                                Past 1 yr.      Life of fund

J.P. Morgan Institutional European
  Equity Fund (after expenses)                    -15.41           12.68
--------------------------------------------------------------------------------
MSCI Europe Index (no expenses)                    -8.39           15.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                     0.65

Distribution (Rule 12b-1) fees      none

Other expenses                      1.39
----------------------------------------
Total operating expenses            2.04

Fee waiver and expense
reimbursement(4)                    1.04
----------------------------------------

Net expenses(4)                     1.00
----------------------------------------

--------------------------------------------------------------------------------
Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                       1 yr.    3 yrs.    5 yrs.    10 yrs.

Your cost($)                            102      539      1,002      2,286
--------------------------------------------------------------------------------

(1) The fund's fiscal year end is 11/30. Prior to 1998, the fund's fiscal year end was 12/31.

(2)   The fund commenced operations on 2/29/96.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


(4) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses exceed 1.00% (excluding interest, taxes and extraordinary expenses) of the fund's average daily net assets through 2/28/02.



                              J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND | 5

J.P. MORGAN INSTITUTIONAL
INTERNATIONAL OPPORTUNITIES FUND   | TICKER SYMBOL: JPIOX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                     (J.P. MORGAN INSTITUTIONAL INTERNATIONAL
                                     OPPORTUNITIES FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund's assets are invested primarily in companies from developed markets other than the U.S. The fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. While the fund generally follows the process described on page 12, its country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the fund's benchmark. The fund makes its currency management decisions as described on pages 11 and 16.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. These risks are higher in emerging markets. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. However, the fund does not typically use this strategy for its emerging markets currency exposure. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of under-performance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including approximately $____ billion using similar strategies as the fund.


The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995.

Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


6 | J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

PERFORMANCE (unaudited)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional International Opportunities Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 3 calendar years.

The table indicates some of the risks by showing how the fund's average annual return for the past one year and life of fund compare to those of the MSCI All Country World Index Free (ex.-U.S.). This is an unmanaged index that measures developed and emerging foreign stock market performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

-----------------------------
Rotal return (%)              Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

             J.P. Morgan
            Institutional
            International
            Opportunities
                Fund
            -------------
1998             3.83
1999            39.90
2000           (16.21)

For the period covered by this total return chart, the fund's highest quarterly return was 22.09% (for the quarter ended 12/31/98); and the lowest quarterly return was -21.34% (for the quarter ended 9/30/98).

-------------------------------
Average annual total return (%)               Shows performance over time, for
                                              periods ended December 31, 2000(2)
--------------------------------------------------------------------------------

                                                     Past 1 yr.    Life of fund

J.P. Morgan Institutional International
  Opportunities Fund (after expenses)                 -16.21           7.67
--------------------------------------------------------------------------------
MSCI All Country World Index Free
  (ex-U.S.) (no expenses)                             -15.09           7.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                     0.60

Distribution (Rule 12b-1) fees      none

Other expenses                      0.31
----------------------------------------
Total annual fund
operating expenses                  0.91
----------------------------------------

--------------------------------------------------------------------------------
Expense example
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, total operating expenses unchanged, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                        1 yr.    3 yrs.    5 yrs.    10 yrs.

Your cost($)                             93       290       504       1,120
--------------------------------------------------------------------------------

(1)   The fund's fiscal year end is 11/30.

(2) The fund commenced operations on 2/26/97 and performance is calculated as of 2/28/97.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


                  J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND | 7

J.P. MORGAN INSTITUTIONAL EMERGING
MARKETS EQUITY FUND                | TICKER SYMBOL: JMIEX
--------------------------------------------------------------------------------
                                     REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                                     (J.P. MORGAN INSTITUTIONAL EMERGING
                                     MARKETS EQUITY FUND)

[GRAPHIC] RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 16-17.

[GRAPHIC] GOAL

      The fund's goal is to provide high total return from a portfolio of equity securities from emerging markets issuers. This goal can be changed without shareholder approval.

[GRAPHIC] INVESTMENT APPROACH

      Principal Strategies

The fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The fund makes its country allocation decisions as described on page 11 and may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The fund typically maintains full currency exposure to those markets in which it invests. However, the fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in international stock and bond markets, interest rates and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's country allocation and security selection decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Because emerging markets carry higher risks than developed markets, the fund's performance is likely to be more volatile than that of many other international equity funds. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. Foreign securities are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

By emphasizing undervalued stocks, the fund has the potential to produce returns that exceed those of the fund's benchmark. At the same time, the fund seeks to limit its volatility to that of the benchmark.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including more than $_____ billion using similar strategies as the fund.


The management team is led by Satyen Mehta, managing director, who has been at J.P. Morgan since 1984, and Peter Clark, vice president, who has been at J.P. Morgan since 1968. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:

o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


8 | J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------

PERFORMANCE (UNAUDITED)

The bar chart and table shown below provide some indication of the risks of investing in J.P. Morgan Institutional Emerging Markets Equity Fund.

The bar chart indicates some of the risks by showing changes in the performance of the fund's shares from year to year for each of the last 7 calendar years.

The table indicates some of the risks by showing how the fund's average annual returns for the past one and five years and life of the fund compare to those of the MSCI Emerging Markets Free Index. This is a widely recognized, unmanaged index of emerging markets stocks used as a measure of overall emerging market equity performance.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

-----------------------------
Year-by-year total return (%)   Shows changes in returns by calendar year(1)
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

             J.P. Morgan
            Institutional
           Emerging Markets
             Equity Fund
           ----------------
1994            (7.19)
1995            (9.68)
1996            (8.84)
1997            (7.71)
1998           (30.33)
1999            59.40
2000           (30.23)

For the period covered by this year-by-year total return chart, the fund's highest quarterly return was 25.88% (for the quarter ended 12/31/99); and the lowest quarterly return was 23.56% (for the quarter ended 6/30/98).

-------------------------------
Average annual total return (%)               Shows performance over time, for
                                              periods ended December 31, 2000(2)
--------------------------------------------------------------------------------

                                         Past 1 yr.   Past 5 yrs.   Life of fund


J.P. Morgan Institutional Emerging
  Markets Equity (after expenses)          -30.23        -8.20         -3.98
--------------------------------------------------------------------------------
MSCI Emerging Markets Equity Free
  (no expenses)                            -30.61        -4.17         -2.64
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

INVESTOR EXPENSES

The expenses of the fund before and after reimbursement are shown at right. The fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

--------------------------------------------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management fees                     1.00

Distribution (Rule 12b-1) fees      none

Other expenses                      0.55
----------------------------------------
Total operating expenses            1.55

Fee waiver and expense
reimbursement(4)                    0.10
----------------------------------------

Net expenses(4)                     1.45
----------------------------------------

--------------------------------------------------------------------------------
Expense example(4)
--------------------------------------------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
                                           1 yr.   3 yrs.   5 yrs.   10 yrs.

Your cost($)                                148     480      835      1,837
--------------------------------------------------------------------------------

(1)   The fund's fiscal year end is 10/31.

(2) The fund commenced operations on 11/15/93 and performance is calculated as of 11/30/93.

(3) The fund has a master/feeder structure as described on page 15. This table shows the fund's expenses and its share of master portfolio expenses for the past fiscal year, expressed as a percentage of the fund's average net assets.


(4) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses exceed 1.45% (excluding interest, taxes and extraordinary expenses) of the fund's average daily net assets through 2/28/02.



                      J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND | 9

INTERNATIONAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs over ___ analysts and portfolio managers around the world and has more than $700 billion in assets under management.


J.P. MORGAN INTERNATIONAL EQUITY FUNDS

These funds invest primarily in stocks and other equity securities of companies outside the U.S. through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical U.S. stock fund.

THE SPECTRUM OF INTERNATIONAL EQUITY FUNDS

The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o     the parts of the world in which they invest

o     how closely they follow the weightings of their benchmarks

o     how many securities they typically maintain in their portfolios

o     the relative weighting of stocks in developed vs. emerging markets

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each international equity fund were described on the preceding pages.

                     [POTENTIAL RISK AND RETURN GRAPH OMITTED]

The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.

--------------------------------------------------------------------------------
Who May Want to Invest

The funds are designed for investors who:

o     are pursuing a long-term goal

o want to add a non-U.S. investment with growth potential to further diversify a portfolio

o want funds that seek to consistently outperform the markets in which they invest

The funds are not designed for investors who:

o     are uncomfortable with the risks of international investing

o     are looking for a less aggressive stock investment

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves


10 | INTERNATIONAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY INVESTMENT PROCESS

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on allocating assets by country, selecting stocks and managing currency exposure. The funds largely avoid using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, J.P. Morgan seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, J.P. Morgan develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes more than 90 members around the world, with an average of nearly ten years of experience.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions:

[GRAPHIC]
J.P. Morgan uses top-down analysis
in determining which countries
to emphasize

Country allocation J.P. Morgan takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for each fund. Country allocation may vary either significantly or moderately from the benchmark, depending on the fund. J.P. Morgan considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the fund's exposure to any one country.

[GRAPHIC]
Stocks in each industry are ranked
with the help of models, then selected
for investment

Stock selection Various models are used to quantify J.P. Morgan's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. Each fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

o     catalysts that could trigger a change in a stock's price

o     potential reward compared to potential risk

o     temporary mispricings caused by market overreactions

[GRAPHIC]
In some funds, J.P. Morgan may adjust
currency exposure to seek to manage
risks and enhance returns

Currency management The funds have access to J.P. Morgan's currency specialists in determining the extent and nature of each fund's exposure to various foreign currencies. (The Emerging Markets Equity fund typically maintains full currency exposure to those markets in which it invests.)


                                   INTERNATIONAL EQUITY MANAGEMENT APPROACH | 11

YOUR INVESTMENT
--------------------------------------------------------------------------------

For your convenience, the J.P. Morgan Institutional Funds offer several ways to start and add to fund investments.

INVESTING THROUGH A FINANCIAL PROFESSIONAL

If you work with a financial professional, either at J.P. Morgan or elsewhere, he or she is prepared to handle your planning and transaction needs. Your financial professional will be able to assist you in establishing your fund account, executing transactions, and monitoring your investment. If your fund investment is not held in the name of your financial professional and you prefer to place a transaction order yourself, please use the instructions for investing directly.

INVESTING THROUGH AN EMPLOYER-SPONSORED RETIREMENT PLAN

Your fund investments are handled through your plan. Refer to your plan materials or contact your benefits office for information on buying, selling, or exchanging fund shares.

INVESTING THROUGH AN IRA OR ROLLOVER IRA

Please contact a J.P. Morgan Retirement Services Specialist at 1-800-766-7722 for information on J.P. Morgan's comprehensive IRA services, including lower minimum investments.

INVESTING DIRECTLY

Investors may establish accounts without the help of an intermediary by using the instructions below and at right:

o Choose a fund (or funds) and determine the amount you are investing. The minimum amount for initial investments in the Emerging Markets Equity fund is $500,000 and in the International Equity, International Opportunities and European Equity funds is $1,000,000. The minimum for additional investments is $25,000, although these minimums may be less for some investors. For more information on minimum investments, call 1-800-766-7722.

o Complete the application, indicating how much of your investment you want to allocate to which fund(s). Please apply now for any account privileges you may want to use in the future, in order to avoid the delays associated with adding them later on.

o Mail in your application, making your initial investment as shown at right.

For answers to any questions, please speak with a J.P. Morgan Funds Services Representative at 1-800-766-7722.

OPENING YOUR ACCOUNT

      By wire

o     Mail your completed application to the Shareholder Services Agent.

o Call the Shareholder Services Agent to obtain an account number and to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o After placing your purchase order, instruct your bank to wire the amount of your investment to:

Morgan Guaranty Trust Company of New York-Delaware

Routing number: 031-100-238

Credit: J.P. Morgan Institutional Funds

Account number: 001-57-689

FFC: your account number, name of registered owner(s) and fund name

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with your completed application to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

ADDING TO YOUR ACCOUNT

      By wire

o Call the Shareholder Services Agent to place a purchase order. Funds that are wired without a purchase order will be returned uninvested.

o Once you have placed your purchase order, instruct your bank to wire the amount of your investment as described above.

      By check

o Make out a check for the investment amount payable to J.P. Morgan Institutional Funds.

o Mail the check with a completed investment slip to the Shareholder Services Agent. If you do not have an investment slip, attach a note indicating your account number and how much you wish to invest in which fund(s).

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.


12 | YOUR INVESTMENT

--------------------------------------------------------------------------------

SELLING SHARES

      By phone--wire payment

o Call the Shareholder Services Agent to verify that the wire redemption privilege is in place on your account. If it is not, a representative can help you add it.

o Place your wire request. If you are transferring money to a non-Morgan account, you will need to provide the representative with the personal identification number (PIN) that was provided to you when you opened your fund account.

      By phone--check payment

o Call the Shareholder Services Agent and place your request. Once your request has been verified, a check for the net amount, payable to the registered owner(s), will be mailed to the address of record. For checks payable to any other party or mailed to any other address, please make your request in writing (see below).

      In writing

o Write a letter of instruction that includes the following information: The name of the registered owner(s) of the account; the account number; the fund name; the amount you want to sell; and the recipient's name and address or wire information, if different from those of the account registration.

o     Indicate whether you want the proceeds sent by check or by wire.

o Make sure the letter is signed by an authorized party. The Shareholder Services Agent may require additional information, such as a signature guarantee.

o     Mail the letter to the Shareholder Services Agent.

      By exchange

o     Call the Shareholder Services Agent to effect an exchange.

      Redemption in kind

o Each fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

ACCOUNT AND TRANSACTION POLICIES

Telephone orders The funds accept telephone orders from all shareholders. The funds require that telephone orders be placed by pre-authorized individuals only. The funds will tape record telephone orders or take other reasonable precautions. However, if a fund does take such steps to ensure the authenticity of an order, you may bear any loss if the order later proves fraudulent.

Exchanges You may exchange shares in these funds for shares in any other J.P. Morgan or J.P. Morgan Institutional mutual fund at no charge (subject to the securities laws of your state). When making exchanges, it is important to observe any applicable minimums. Keep in mind that, for tax purposes, an exchange is considered a sale.

A fund may alter, limit, or suspend its exchange policy at any time.

Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The funds' securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time the fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution.

--------------------------------------------------------------------------------

Shareholder Services Agent

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                            YOUR INVESTMENT | 13

--------------------------------------------------------------------------------

Redemption orders for each fund received by the cut-off times will be paid in immediately available funds, normally on the same day, according to instructions on file. In-kind redemptions (described on page 13) will be available as promptly as is feasible.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds will not be available until your check clears. This may take up to 15 days.

Statements and reports The funds send monthly account statements as well as confirmations after each purchase or sale of shares (except reinvestments). Every six months, each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, the fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Each fund typically pays income dividends and makes capital gains distributions, if any, once a year. A fund may declare an additional income dividend in a given year, depending on its tax situation. However, a fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the fund's net investment income and realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your financial professional or J.P. Morgan Funds Services to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Institutional Fund.

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

--------------------------------------------------------------------------------

Transaction                              Tax status

Income dividends                         Ordinary income

Short-term capital gains                 Ordinary income
distributions

Long-term capital gains                  Capital gains
distributions

Sales or exchanges of shares             Capital gains or losses
owned for more than one year

Sales or exchanges of shares             Gains are treated as ordinary
owned for one year or less               income; losses are subject
                                         to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.


14 | YOUR INVESTMENT

FUND DETAILS
--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE

As noted earlier, each fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether the feeder fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus, their corresponding master portfolios and J.P. Morgan Series Trust are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

Advisory services                Percentage of the master
                                 portfolio's average net assets

International Equity             0.60%
European Equity                  0.65%
International Opportunities      0.60%
Emerging Markets Equity          1.00%

Administrative services          Master portfolio's and fund's
(fee shared with Funds           pro-rata portions of 0.09% of
Distributor, Inc.)               the first $7 billion of average
                                 net assets in J.P. Morgan-
                                 advised portfolios, plus
                                 0.04% of average net assets
                                 over $7 billion

Shareholder services             0.10% of the fund's average
                                 net assets

J.P. Morgan may pay fees to certain firms and professionals for providing recordkeeping or other services in connection with investments in a fund.


                                                               FUND DETAILS | 15

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each each fund's policies toward various investments, including fund's overall risk and reward characteristics. It also outlines those that are designed to help certain funds manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards        Policies to balance
                                                  risk and reward
--------------------------------------------------------------------------------

Foreign and other market
conditions

o Each fund's share      o Stocks have            o Under normal circumstances
  price and                generally                the funds plan to remain
  performance will         outperformed more        fully invested, with at
  fluctuate in             stable investments       least 65% in stocks; stock
  response to stock        (such as bonds and       investments may include
  and bond market          cash equivalents)        convertible securities,
  movements                over the long term       preferred stocks, depository
                                                    receipts (such as ADRs and
o The value of most      o Foreign investments,     EDRs), trust or partnership
  bonds will fall when     which represent a        interests, warrants, rights,
  interest rates rise;     major portion of the     and investment company
  the longer a bond's      world's securities,      securities
  maturity and the         offer attractive
  lower its credit         potential              o The funds seek to limit risk
  quality, the more        performance and          and enhance performance
  its value typically      opportunities for        through active management,
  falls                    diversification          country allocation and
                                                    diversification
o A fund could lose      o Most bonds will rise
  money because of         in value when          o During severe market
  foreign government       interest rates fall      downturns, the funds have
  actions, political                                the option of investing up
  instability, or lack   o Foreign bonds, which     to 100% of assets in
  of adequate and/or       represent a major        investment-grade short-term
  accurate information     portion of the           securities
                           world's fixed income
o Investment risks         securities, offer      o The Emerging Markets Equity
  tend to be higher in     attractive potential     Fund will invest up to 20%
  emerging markets.        performance and          of assets in debt securities
  These markets also       opportunities for        when J.P. Morgan believes
  present higher           diversification          the potential total return
  liquidity and                                     exceeds potential total
  valuation risks        o Emerging markets can     return in emerging markets
                           offer higher returns     equity securities
o Adverse market
  conditions may from
  time to time cause
  the fund to take
  temporary defensive
  positions that are
  inconsistent with
  its principal
  investment
  strategies and may
  hinder the fund from
  achieving its
  investment objective

Management choices

o A fund could           o A fund could           o J.P. Morgan focuses its
  underperform its         outperform its           active management on
  benchmark due to its     benchmark due to         securities selection, the
  securities choices       these same choices       area where it believes its
  and other management                              commitment to research can
  decisions                                         most enhance returns

Foreign currencies

o Currency exchange      o Favorable exchange     o Except as noted earlier in
  rate movements could     rate movements could     this prospectus, each fund
  reduce gains or          generate gains or        manages the currency
  create losses            reduce losses            exposure of its foreign
                                                    investments relative to its
o Currency risks tend                               benchmark and may hedge a
  to be higher in                                   portion of its foreign
  emerging markets                                  currency exposure into the
                                                    U.S. dollar from time to
                                                    time (see also
                                                    "Derivatives")

When-issued and
delayed delivery
securities

o When a fund buys       o A fund can take        o Each fund uses segregated
  securities before        advantage of             accounts to offset leverage
  issue or for delayed     attractive               risk
  delivery, it could       transaction
  be exposed to            opportunities
  leverage risk if it
  does not use
  segregated accounts


16 | FUND DETAILS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Potential risks          Potential rewards        Policies to balance
                                                  risk and reward
--------------------------------------------------------------------------------

Derivatives

o Derivatives such as    o Hedges that            o The funds use derivatives,
  futures, options,        correlate well with      such as futures, options,
  swaps, and forward       underlying positions     swaps, and forward foreign
  foreign currency         can reduce or            currency contracts, for
  contracts(1) that are    eliminate losses at      hedging and for risk
  used for hedging the     low cost                 management (i.e., to
  portfolio or                                      establish or adjust exposure
  specific securities    o A fund could make        to particular securities,
  may not fully offset     money and protect        markets or currencies); risk
  the underlying           against losses if        management may include
  positions and this       the investment           management of a fund's
  could result in          analysis proves          exposure relative to its
  losses to the fund       correct                  benchmark
  that would not have
  otherwise occurred     o Derivatives that       o The funds only establish
                           involve leverage         hedges that they expect will
o Derivatives used for     could generate           be highly correlated with
  risk management may      substantial gains at     underlying positions
  not have the             low cost
  intended effects and                            o While the funds may use
  may result in losses                              derivatives that
  or missed                                         incidentally involve
  opportunities                                     leverage, they do not use
                                                    them for the specific
o The counterparty to                               purpose of leveraging their
  a derivatives                                     portfolios
  contract could
  default

o Derivatives that
  involve leverage
  could magnify losses

o Certain types of
  derivatives involve
  costs to a fund
  which can reduce
  returns

Securities lending

o When a fund lends a    o A fund may enhance     o J.P. Morgan maintains a list
  security, there is a     income through the       of approved borrowers
  risk that the loaned     investment of the
  securities may not       collateral received    o The fund receives collateral
  be returned if the       from the borrower        equal to at least 100% of
  borrower defaults                                 the current value of
                                                    securities loaned
o The collateral will
  be subject to the                               o The lending agents indemnify
  risks of the                                      a fund against borrower
  securities in which                               default
  it is invested
                                                  o J.P. Morgan's collateral
                                                    investment guidelines limit
                                                    the quality and duration of
                                                    collateral investment to
                                                    minimize losses

                                                  o Upon recall, the borrower
                                                    must return the securities
                                                    loaned within the normal
                                                    settlement period

Illiquid holdings

o A fund could have      o These holdings may     o No fund may invest more than
  difficulty valuing       offer more               15% of net assets in
  these holdings           attractive yields or     illiquid holdings
  precisely                potential growth
                           than comparable        o To maintain adequate
o A fund could be          widely traded            liquidity, each fund may
  unable to sell these     securities               hold investment-grade
  holdings at the time                              short-term securities
  or price it desired                               (including repurchase
                                                    agreements and reverse
                                                    repurchase agreements) and,
                                                    for temporary or
                                                    extraordinary purposes, may
                                                    borrow from banks up to
                                                    33 1/3% of the value of its
                                                    total assets

Short-term trading

o Increased trading      o A fund could realize   o The funds generally avoid
  could raise a fund's     gains in a short         short-term trading, except
  brokerage and            period of time           to take advantage of
  related costs                                     attractive or unexpected
                         o A fund could protect     opportunities or to meet
o Increased short-term     against losses if a      demands generated by
  capital gains            stock is overvalued      shareholder activity. The
  distributions could      and its value later      turnover rate for each fund
  raise shareholders'      falls                    for its most recent fiscal
  income tax liability                              year end is as follows:
                                                    International Equity (80%);
                                                    European Equity (86%);
                                                    International Opportunities
                                                    (86%); and Emerging Markets
                                                    Equity (65%)

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 17

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each fund's financial statements, are included in the representative fund's annual report, which are available upon request.

--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUND

------------------------
Per-share data          For fiscal years ended October 31
---------------------------------------------------------------------------------------------------------------------
                                                         1996          1997          1998          1999          2000
Net asset value, beginning of year ($)                  10.44         11.43         11.39         11.21         13.56
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                              0.12          0.17          0.32          0.19          0.05
  Net realized and unrealized gain (loss)
  on investment and foreign currency ($)                 1.17          0.24          0.20          2.51         (0.66)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                     1.29          0.41          0.52          2.70         (0.61)
---------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                             (0.24)        (0.25)        (0.35)        (0.35)        (0.16)
  Net realized gain ($)                                 (0.06)        (0.20)        (0.35)           --         (0.51)
---------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                 (0.30)        (0.45)        (0.70)        (0.35)        (0.67)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                        11.43         11.39         11.21         13.56         12.28
---------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Total return (%)                                        12.54          3.71          4.95         24.70         (5.16)
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)                 726,864       614,659       366,991       471,195       432,785
---------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                       0.95          0.93          0.97          0.95          0.95
  -------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                              1.24          1.32          0.92          0.81          0.50
  -------------------------------------------------------------------------------------------------------------------
  Expenses without
  reimbursement and including interest expense (%)       0.96          0.93          0.97          0.95          0.95
  -------------------------------------------------------------------------------------------------------------------
  Interest expense (%)                                     --            --          0.01            --            --
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(1)                             57            67            74            70            80
---------------------------------------------------------------------------------------------------------------------

(1)   Represents the turnover of The International Equity Portfolio.


18 | J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL EUROPEAN EQUITY FUND

------------------------------
Per-share data                  For fiscal periods ended
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     For the
                                                                                     eleven months
                                                         12/31/96       12/31/97     ended 11/30/98     11/30/99     11/30/00
Net asset value, beginning of period ($)                 10.00          11.56           12.56           14.73           15.92
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                               0.12           0.21            0.20            0.25            0.04
  Net realized and unrealized gain
  on investment and foreign currency ($)                  1.59           2.34            1.97            1.55           (1.96)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                      1.71           2.55            2.17            1.80           (1.92)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                              (0.10)         (0.17)             --           (0.23)          (0.22)
  Net realized gain ($)                                  (0.05)         (1.38)             --           (0.14)             --
  In excess of realized gain ($)                                           --              --           (0.24)          (0.06)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)                  (0.15)         (1.55)             --           (0.61)          (0.28)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                       11.56          12.56           14.73           15.92           13.72
-----------------------------------------------------------------------------------------------------------------------------

------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Total return (%)                                         17.10(2)       22.27           17.28(2)        12.72          (12.20)
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                  6,532         10,174          12,439          11,695           7,856
-----------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                        1.00(3)        1.00            1.00(3)         0.99            1.00
  ---------------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                               1.68(3)        1.57            1.32(3)         1.10            0.70
  ---------------------------------------------------------------------------------------------------------------------------
  Expenses without
  reimbursement and including interest expense (%)        2.50(4)        2.08            1.77(3)         2.17            2.04
  ---------------------------------------------------------------------------------------------------------------------------
  Interest expense (%)                                      --             --            0.05(3)         0.02              --
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(5)                              57             65              99              68              86
-----------------------------------------------------------------------------------------------------------------------------

(1)   The fund commenced operations on 2/29/96.

(2)   Not annualized.

(3)   Annualized.

(4)   After consideration of then applicable state limitations.

(5)   Represents the turnover of The European Equity Portfolio.

--------------------------------------------------------------------------------

J.P. MORGAN INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND

-----------------
Per-share data     For fiscal periods ended November 30
------------------------------------------------------------------------------------------------------------
                                                          1997(1)           1998         1999          2000
Net asset value, beginning of period ($)                  10.00             9.94         10.11         12.92
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income ($)                                0.07             0.22          0.25          0.08
  Net realized and unrealized gain (loss)
  on investment and foreign currency ($)                  (0.13)            0.05          2.88         (1.42)
------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                      (0.06)            0.27          3.13         (1.34)
------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                                  --            (0.10)        (0.32)        (0.19)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period ($)                         9.94            10.11         12.92         11.39
------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Total return (%)                                          (0.60)(2)         2.69         31.87        (10.55)
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 211,229          323,918       370,268       461,016
------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                         0.99(3)          0.99          0.94          0.91
  ----------------------------------------------------------------------------------------------------------
  Net investment income (%)                                1.35(3)          1.13          0.76          0.84
  ----------------------------------------------------------------------------------------------------------
  Expenses without
  reimbursement and including interest expense (%)         1.17(3)          1.02          0.95          0.91
  ----------------------------------------------------------------------------------------------------------
  Interest expense (%)                                       --               --          0.01            --
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(4)                               72              143            80            86
------------------------------------------------------------------------------------------------------------

(1)   The fund commenced operations on 2/26/97.

(2)   Not annualized.

(3)   Annualized.

(4)   Represents the turnover of The International Opportunities Portfolio.


                       J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS | 19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND

----------------
Per-share data    For fiscal years ended October 31
--------------------------------------------------------------------------------------------------------------------
                                                     1996          1997          1998             1999          2000
Net asset value, beginning of year ($)               9.71         10.27          9.86             5.91          7.22
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) ($)                   0.08          0.11          0.14(1)          0.14          0.02
  Net realized and unrealized gain (loss)
  on investment and foreign currency ($)             0.56         (0.43)        (3.44)(1)         1.68         (0.50)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations ($)                 0.64         (0.32)        (3.30)(1)         1.82         (0.48)
--------------------------------------------------------------------------------------------------------------------
Less distributions to shareholders from:
  Net investment income ($)                         (0.08)        (0.09)        (0.13)           (0.40)        (0.04)
  Net realized gain ($)                                --            --         (0.52)              --         (0.02)
  In excess of net investment income ($)               --            --            --            (0.11)           --
--------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders ($)             (0.08)        (0.09)        (0.65)           (0.51)        (0.06)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ($)                    10.27          9.86          5.91             7.22          6.68
--------------------------------------------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------
Total return (%)                                     6.64         (3.15)       (35.50)           33.76         (6.88)
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ thousands)             293,594       306,381       120,402          131,046       110,711
--------------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Net expenses (%)                                   1.41          1.37          1.46             1.42          1.45
  ------------------------------------------------------------------------------------------------------------------
  Net investment income (%)                          0.96          0.95          1.43             0.99          0.46
  ------------------------------------------------------------------------------------------------------------------
  Expenses without
  reimbursement including interest expense (%)       1.41          1.37          1.54             1.52          1.55
  ------------------------------------------------------------------------------------------------------------------
  Interest expense (%)                                 --            --          0.04             0.02          0.00(2)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)(3)                         31            55            44               87            65
--------------------------------------------------------------------------------------------------------------------

(1)   Based on amounts prior to Statement of Position 93-2 adjustments.

(2)   Amount is less than 0.005%.

(3)   Represents the turnover of the Emerging Markets Equity Fund.


20 | J.P. MORGAN INSTITUTIONAL INTERNATIONAL EQUITY FUNDS

--------------------------------------------------------------------------------

                    (THIS PAGE IS INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about these funds, may be obtained by contacting:

J.P. Morgan Institutional Funds

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:


J.P. Morgan Institutional International Equity Fund .....811-07342 and 033-54642

J.P. Morgan Institutional European Equity Fund ..........811-07342 and 033-54642

J.P. Morgan Institutional International
  Opportunities Fund ....................................811-07342 and 033-54642

J.P. Morgan Institutional Emerging Markets Equity Fund ..811-07342 and 033-54642

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan
--------------------------------------------------------------------------------
J.P. Morgan Institutional Funds

Advisor                                   Distributor

J.P. Morgan Investment Management Inc.    Funds Distributor, Inc.
522 Fifth Avenue                          60 State Street
New York, NY 10036                        Boston, MA 02109
1-800-766-7722                            1-800-221-7930

--------------------------------------------------------------------------------
                                                      MARCH 1, 2001 | PROSPECTUS
--------------------------------------------------------------------------------

J.P. MORGAN INTERNATIONAL
EQUITY FUNDS - ADVISOR SERIES

International Equity Fund - Advisor Series

International Opportunities Fund - Advisor Series

                                        ----------------------------------------
                                        Seeking high total return primarily from stocks outside the United States

This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the commission approves them or guarantees that the information in this prospectus is correct or adequate. It is a criminal offense to state or suggest otherwise.

Distributed by Funds Distributor, Inc.                                  JPMorgan

CONTENTS
--------------------------------------------------------------------------------

      2 |   J.P. MORGAN INTERNATIONAL EQUITY FUNDS ADVISOR SERIES

            Each fund's goal, principal strategies,
                       principal risks, performance
                                       and expenses

            J.P. Morgan International Equity Fund - Advisor Series ......    2

            J.P. Morgan International Opportunities Fund - Advisor Series    4

      6 |   INTERNATIONAL EQUITY MANAGEMENT APPROACH

            Principles and techniques common
             to the funds in this prospectus

            J.P. Morgan .................................................    6


            J.P. Morgan International Equity Funds ......................    6

            The spectrum of international equity funds ..................    6


            Who may want to invest ......................................    6

            International equity investment process .....................    7

      8 |   YOUR INVESTMENT

                       Investing in the
              J.P. Morgan International
            Equity Funds Advisor Series

            Investing through a service organization ....................    8

            Account and transaction policies ............................    8

            Dividends and distributions .................................    8

            Tax considerations ..........................................    9

      10 |  FUND DETAILS

            More about risk and the funds'
                       business operations

            Business structure ..........................................   10

            Management and administration ...............................   10

            Risk and reward elements ....................................   12

            Financial highlights ........................................   14

            FOR MORE INFORMATION ...................................back cover

J.P. MORGAN INTERNATIONAL
EQUITY FUND - ADVISOR SERIES
--------------------------------------------------------------------------------
                        REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                        (J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES)

[GRAPHIC]
RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 12-13.

[GRAPHIC]
GOAL

      The fund's goal is to provide high total return from a portfolio of foreign company equity securities. This goal can be changed without shareholder approval.

[GRAPHIC]
INVESTMENT APPROACH

Principal Strategies

The fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the fund's benchmark. The fund typically does not invest in U.S. companies.

The fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. The fund makes its currency management decisions as described on pages 7 and 12.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase which currently manages approximately $700 billion, including approximately $____ billion using similar strategies as the fund.


The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April of 1993 and has been at J.P. Morgan since 1992, by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August of 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:



o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


2 | J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES

--------------------------------------------------------------------------------
PERFORMANCE OF A RELATED FUND (unaudited)


The funds commenced operations on September 15, 2000. Accordingly, the bar chart and table shown below provide some indication of the risks of investing in the fund because returns reflect performance of the J.P. Morgan International Equity Fund, a related fund investing in the same master portfolio.


The bar chart indicates some of the risks by showing changes in the performance of the J.P. Morgan International Equity Fund's shares from year to year for each of the last 10 calendar years.

The table indicates some of the risks by showing how the J.P. Morgan International Equity Fund's average annual returns for the past one, five years and ten years compare to those of the EAFE Index. This is an unmanaged index used to track the average performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

The J.P. Morgan International Equity Fund's past performance does not necessarily indicate how the J.P. Morgan International Equity Fund - Advisor Series will perform in the future.

----------------------
Year-by-year total (%) Shows changes in returns by calendar year (1), (2)
--------------------------------------------------------------------------------

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

 1991     1992     1993   1994   1995   1996   1997    1998    1999     2000
10.58   (10.77)   24.37   5.65   7.59   8.41   1.17   13.48   29.92   (18.05)

o J.P. Morgan International Equity Fund

For the period covered by this year-by-year total return chart, the J.P. Morgan International Equity Fund's highest quarterly return was 20.23% (for the quarter ended 12/31/99); and the lowest quarterly return was -18.05% (for the quarter ended 9/30/98).


-------------------------------
Average annual total return (%)
Shows performance over time, for periods ended December 31, 2000(1)
--------------------------------------------------------------------------------
                                       Past 1 yr.   Past 5 yrs.  Past 10 yrs.
J.P. Morgan International Equity
  Fund (after expenses)                  -18.05        5.79         5.01
--------------------------------------------------------------------------------
EAFE Index (no expenses)                 -14.17        7.13         6.29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no redemption, distribution, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------

Management fees                      0.60

Distribution (Rule 12b-1) fees(4)    0.25

Service fees(5)                      0.25

Other expenses                       0.40
---------------------------------------------
Total operating expenses             1.50

Fee waiver and
expense reimbursement(6)            (0.05)
---------------------------------------------
Net expenses(6)                      1.45
---------------------------------------------

---------------------------------------------
Expense example(6)
---------------------------------------------

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
                     1 yr.     3 yrs.
---------------------------------------------
Your cost($)         148       469
---------------------------------------------


(1) The funds commenced operations on 9/15/00 and returns reflect the performance of the J.P. Morgan International Equity Fund which commenced operations on 6/1/90 and performance is calculated as of 6/30/90. These returns reflect lower operating expenses than those of the fund. Therefore, the fund's returns would have been lower had it existed during the same period.


(2)   The fund's fiscal year end is 10/31.

(3) The fund has a master/feeder structure as described on page 10. This table shows the fund's estimated expenses and its estimated share of master portfolio expenses for the current fiscal year expressed as a percentage of the fund's estimated average net assets.

(4) The plan under Rule 12b-1 (described on page 10) allows such fees to be paid out of the fund's assets on an ongoing basis. Over time, these fees will increase the cost or your investment and may cost you more than paying other types of sales charges.

(5) Service organizations (described on page 8) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investments.


(6) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (which exclude interest, taxes and extraordinary expenses) exceed 1.45% of the fund's average daily net assets through 2/28/02.



                      J.P. MORGAN INTERNATIONAL EQUITY FUND - ADVISOR SERIES | 3

J.P. MORGAN INTERNATIONAL
OPPORTUNITIES FUND - ADVISOR SERIES
--------------------------------------------------------------------------------
                 REGISTRANT: J.P. MORGAN INSTITUTIONAL FUNDS
                 (J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND - ADVISOR SERIES)

[GRAPHIC]
RISK/RETURN SUMMARY

      For a more detailed discussion of the fund's investments and their main risks, as well as fund strategies, please see pages 12-13.

[GRAPHIC]
GOAL

      The fund's goal is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. This goal can be changed without shareholder approval.

[GRAPHIC]
INVESTMENT APPROACH

      Principal Strategies

      The fund's assets are invested primarily in companies from developed markets other than the U.S. The fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to J.P. Morgan's proprietary research, while underweighting or avoiding those that appear overvalued. While the fund generally follows the process described on page 7, its country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the fund's benchmark. The fund makes its currency management decisions as described on pages 7 and 12.

Principal Risks

The value of your investment in the fund will fluctuate in response to movements in international stock markets and currency exchange rates. Fund performance will also depend on the effectiveness of J.P. Morgan's research and the management team's stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce market performance. These risks are higher in emerging markets. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The fund may also hedge from one foreign currency to another. However, the fund does not typically use this strategy for its emerging markets currency exposure. Foreign stocks are generally riskier than their domestic counterparts. You should be prepared to ride out periods of under-performance.

An investment in the fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the fund's share price is lower than when you invested.

PORTFOLIO MANAGEMENT


The fund's assets are managed by J.P. Morgan Investment Management Inc., a subsidiary of J.P. Morgan Chase & Co. J.P. Morgan Chase currently manages approximately $700 billion, including approximately $____ billion using similar strategies as the fund.


The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by J.P. Morgan since 1984, by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August of 1997, and by Jenny C. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

--------------------------------------------------------------------------------
Before you invest

Investors considering the fund should understand that:



o     There is no assurance that the fund will meet its investment goals.

o     The fund does not represent a complete investment program.


4 | J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND - ADVISOR SERIES

--------------------------------------------------------------------------------

PERFORMANCE OF A RELATED FUND (unaudited)


The fund commenced operations on September 15, 2000. Accordingly, the bar chart and table shown below provide some indication of the risks of investing in the fund because returns reflect performance of the J.P. Morgan International Opportunities Fund, a related fund investing in the same master portfolio.


The bar chart indicates some of the risks by showing changes in the performance of the J.P. Morgan International Opportunities Fund's shares from year to year for each of the last 3 calendar years.

The table indicates some of the risks by showing how the J.P. Morgan International Opportunities Fund's average annual return for the past one year and life of fund compare to that of the MSCI All Country World Index Free (ex.-U.S.). This is an unmanaged index that measures developed and emerging foreign stock market performance.

The J.P. Morgan International Opportunities Fund's past performance does not necessarily indicate how the fund will perform in the future.


----------------------
Total return (%) Shows changes in returns by calendar year(1), (2)
--------------------------------------------------------------------------------

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

1998    1999     2000
3.47    40.05    (16.40)

o     J.P. Morgan International Opportunities Fund

For the period covered by this total return chart, the J.P. Morgan International Opportunities Fund's highest quarterly return was 21.81% (for the quarter ended 12/31/98); and the lowest quarterly return was -6.88% (for the quarter ended 12/31/00).

-------------------------------
Average annual total return (%)
Shows performance over time, for periods ended December 31, 2000(1)
--------------------------------------------------------------------------------
                                        Past 1 yr.   Life of fund
J.P. Morgan International
  Opportunities Fund (after expenses)      -16.40       5.65
--------------------------------------------------------------------------------
MSCI All Country World Index
  Free (ex-U.S.) (no expenses)             -15.09       7.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The estimated expenses of the fund before and after reimbursement are shown at right. The fund has no redemption, distribution, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

---------------------------------------------
Annual fund operating expenses(3) (%)
(expenses that are deducted from fund assets)
---------------------------------------------

Management fees                     0.60

Distribution (Rule 12b-1) fees(4)   0.25

Service fees(5)                     0.25

Other expenses                      0.36
---------------------------------------------
Total operating expenses            1.46

Fee waiver and
expense reimbursement(6)           (0.01)
---------------------------------------------
Net expenses(6)                     1.45
---------------------------------------------

--------------------------------------------------------------------------------
Expense example(6)

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:
$10,000 initial investment, 5% return each year, net expenses for the period 3/1/01 through 2/28/02 and total operating expenses thereafter, and all shares sold at the end of each time period. The example is for comparison only; the fund's actual return and your actual costs may be higher or lower.

---------------------------------------------
                    1 yr.     3 yrs.
Your cost($)         148       461
---------------------------------------------


(1) The fund commenced operations on 9/15/00 and returns reflect the performance of the J.P. Morgan International Opportunities Fund which commenced operations on 2/26/97 and performance is calculated as of 2/28/97. These returns reflect lower operating expenses than those of the fund. Therefore, the fund's returns would have been lower had it existed during the same period.


(2)   The fund's fiscal year end is 11/30.

(3) The fund has a master/feeder structure as described on page 10. This table shows the fund's estimated expenses and its estimated share of master portfolio expenses for the past fiscal year expressed as a percentage of the fund's estimated average net assets.

(4) The plan under Rule 12b-1 (described on page 10) allows such fees to be paid out of the fund's assets on an ongoing basis. Over time, these fees will increase the cost or your investment and may cost you more than paying other types of sales charges.

(5) Service organizations (described on page 8) may charge other fees to their customers who are the beneficial owners of shares in connection with their customers' accounts. Such fees, if any, may affect the return such customers realize with respect to their investments.


(6) Reflects an agreement dated 3/1/01 by Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan, to reimburse the fund to the extent total operating expenses (which exclude interest, taxes and extraordinary expenses) exceed 1.45% of the fund's average daily net assets through 2/28/02.



               J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND - ADVISOR SERIES | 5

INTERNATIONAL EQUITY MANAGEMENT APPROACH
--------------------------------------------------------------------------------

J.P. MORGAN


Known for its commitment to proprietary research and its disciplined investment strategies, J.P. Morgan Chase is the asset management choice for many of the world's most respected corporations, financial institutions, governments, and individuals. J.P. Morgan Chase employs approximately ____ analysts and portfolio managers around the world and has approximately $700 billion in assets under management.


J.P. MORGAN INTERNATIONAL EQUITY FUNDS

These funds invest primarily in stocks and other equity securities of companies outside the U.S. through a master portfolio (another fund with the same goal). As a shareholder, you should anticipate risks and rewards beyond those of a typical U.S. stock fund.

THE SPECTRUM OF INTERNATIONAL EQUITY FUNDS

The funds described in this prospectus pursue a range of goals and offer varying degrees of risk and potential reward. Differences between these funds include:

o     the parts of the world in which they invest

o     how closely they follow the weightings of their benchmarks

o     how many securities they typically maintain in their portfolios

The table below shows degrees of the relative risk and return that these funds potentially offer. These and other distinguishing features of each international equity fund were described on the preceding pages.

--------------------------------------------------------------------------------
Who May Want to Invest

The funds are designed for investors who:

o     are pursuing a long-term goal

o want to add a non-U.S. investment with growth potential to further diversify a portfolio

o want funds that seek to consistently outperform the markets in which they invest

The funds are not designed for investors who:

o     are uncomfortable with the risks of international investing

o     are looking for a less aggressive stock investment

o     require regular income or stability of principal

o     are pursuing a short-term goal or investing emergency reserves

-------------------------
Potential risk and return
-------------------------

[GRAPH]

The positions of the funds in this graph reflect long-term performance goals only and are relative, not absolute.


6 | INTERNATIONAL EQUITY MANAGEMENT APPROACH

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY INVESTMENT PROCESS

While each fund follows its own strategy, the funds as a group share a single investment philosophy. This philosophy, developed by the funds' advisor, focuses on allocating assets by country, selecting stocks and managing currency exposure. The funds largely avoid using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, J.P. Morgan seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, J.P. Morgan develops proprietary research on countries, companies, and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone. The team of analysts dedicated to international equities includes approximately 90 members around the world, with an average of approximately ten years of experience.

In managing the funds described in this prospectus, J.P. Morgan employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions:

J.P. Morgan uses top-down analysis
    in determining which countries
                      to emphasize

[GRAPHIC]
Country allocation J.P. Morgan takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for each fund. Country allocation may vary either significantly or moderately from the benchmark, depending on the fund. J.P. Morgan considers the developed countries of Europe, excluding the U.K., as a whole while monitoring the fund's exposure to any one country.

    Stocks in each industry are ranked
with the help of models, then selected
                        for investment

[GRAPHIC]
Stock selection Various models are used to quantify J.P. Morgan's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. Each fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

o     catalysts that could trigger a change in a stock's price

o     potential reward compared to potential risk

o     temporary mispricings caused by market overreactions

J.P. Morgan may adjust currency
     exposure to seek to manage
      risks and enhance returns

[GRAPHIC]
Currency management The funds have access to J.P. Morgan's currency specialists in determining the extent and nature of each fund's exposure to various foreign currencies.


                                    INTERNATIONAL EQUITY MANAGEMENT APPROACH | 7

YOUR INVESTMENT
--------------------------------------------------------------------------------

INVESTING THROUGH A SERVICE ORGANIZATION

Investors may only purchase, exchange and redeem shares of a fund with the assistance of a service organization. Your service organization is paid by the fund to assist you in establishing your fund account, executing transactions, and monitoring your investment. The minimum amount for initial investments in each fund is $2,500 and for additional investments $500, although these minimums may be less for some investors. Service organizations may provide the following services in connection with their customers' investments in a fund:

o     Acting, directly or through an agent, as the sole shareholder of record

o     Maintaining account records for customers

o     Processing orders to purchase, redeem or exchange shares for customers

o     Responding to inquiries from shareholders

o     Assisting customers with investment procedures

ACCOUNT AND TRANSACTION POLICIES

Business hours and NAV calculations The funds' regular business days and hours are the same as those of the New York Stock Exchange (NYSE). Each fund calculates its net asset value per share (NAV) every business day as of the close of trading on the NYSE (normally 4:00 p.m. eastern time). The funds' securities are typically priced using market quotes or pricing services. When these methods are not available or do not represent a security's value at the time of pricing (e.g., when an event occurs on a foreign exchange after the close of trading on that exchange that would materially impact a security's value at the time each fund calculates its NAV), the security is valued in accordance with the fund's fair valuation procedures.

Timing of orders Orders to buy or sell shares are executed at the next NAV calculated after the order has been accepted. Orders are accepted until the close of trading on the NYSE every business day and are executed the same day, at that day's NAV. A fund has the right to suspend redemption of shares as permitted by law and to postpone payment of proceeds for up to seven days.

Timing of settlements When you buy shares, you will become the owner of record when a fund receives your payment, generally the day following execution. When you sell shares, proceeds are generally available the day following execution and will be forwarded according to your instructions.

When you sell shares that you recently purchased by check, your order will be executed at the next NAV but the proceeds may not be available until your check clears. This may take up to 15 days.

Redemption in kind Each fund reserves the right to make redemption of over $250,000 in securities rather than in cash.

Statements and reports You will receive from your service organization account statements and confirmation of each purchase or sale of shares. Every six months, each fund sends out an annual or semi-annual report containing information on its holdings and a discussion of recent and anticipated market conditions and fund performance.

Accounts with below-minimum balances If your account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 60 days after notification, each fund reserves the right to close out your account and send the proceeds to the address of record.

DIVIDENDS AND DISTRIBUTIONS

Each fund typically pays income dividends and makes capital gains distributions, if any, once a year. A fund may declare an additional income dividend in a given year, depending on its tax situation. However, a fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the fund's net investment income and realized capital gains.

Dividends and distributions are reinvested in additional fund shares. Alternatively, you may instruct your service organization to have them sent to you by check, credited to a separate account, or invested in another J.P. Morgan Advisor Fund.


8 | YOUR INVESTMENT

--------------------------------------------------------------------------------

TAX CONSIDERATIONS

In general, selling shares, exchanging shares, and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:

Transaction                             Tax status

Income dividends                        Ordinary income

Short-term capital gains distributions  Ordinary income

Long-term capital gains distributions   Capital gains

Sales or exchanges of shares owned for Capital gains or losses more than one year

Sales or exchanges of shares owned for  Gains are treated as ordinary income;
one year or less                        losses are subject to special rules

Because long-term capital gains distributions are taxable as capital gains regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a fund is about to declare a long-term capital gains distribution.

Every January, each fund issues tax information on its distributions for the previous year.

Any investor for whom a fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

Because each investor's tax circumstances are unique, please consult your tax professional about your fund investment.

Shareholder Services Agent
Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713
1-800-766-7722

Representatives are available 8:00 a.m. to 6:00 p.m. eastern time on fund business days.


                                                             YOUR INVESTMENT | 9

FUND DETAILS
--------------------------------------------------------------------------------

BUSINESS STRUCTURE

As noted earlier, each fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust, and is a "feeder" fund that invests in a master portfolio. (Except where indicated, this prospectus uses the term "the fund" to mean the feeder fund and its master portfolio taken together.)

Each master portfolio accepts investments from other feeder funds, and all the feeders of a given master portfolio bear the portfolio's expenses in proportion to their assets. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same master portfolio on more attractive terms, or could experience better performance, than another feeder. Information about other feeders is available by calling 1-800-766-7722. Generally, when a master portfolio seeks a vote, its feeder fund will hold a shareholder meeting and cast its vote proportionately, as instructed by its shareholders. Fund shareholders are entitled to one full or fractional vote for each dollar or fraction of a dollar invested.

Each feeder fund and its master portfolio expect to maintain consistent goals, but if they do not, the feeder fund will withdraw from the master portfolio, receiving its assets either in cash or securities. Each feeder fund's trustees would then consider whether the feeder fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

MANAGEMENT AND ADMINISTRATION

The feeder funds described in this prospectus and their corresponding master portfolios are all governed by the same trustees. The trustees are responsible for overseeing all business activities. The trustees are assisted by Pierpont Group, Inc., which they own and operate on a cost basis; costs are shared by all funds governed by these trustees. Funds Distributor, Inc., as co-administrator, along with J.P. Morgan, provides fund officers. J.P. Morgan, as co-administrator, oversees each fund's other service providers.

J.P. Morgan, subject to the expense reimbursements described earlier in this prospectus, receives the following fees for investment advisory and other services:

   Advisory services                Percentage of the master
                                    portfolio's average net assets
   International Equity             0.60%
   International Opportunities      0.60%

   Administrative services          Master portfolio's and fund's
   (fee shared with Funds           pro-rata portions of 0.09% of
   Distributor, Inc.)               the first $7 billion of average net
                                    assets in J.P. Morgan-advised
                                    portfolios, plus 0.04% of average
                                    net assets over $7 billion

   Shareholder services             0.05% of the fund's average
                                    net assets

Each fund has a service plan which allows it to pay service organizations up to 0.25% of the average net assets of the shares held in the name of the service organization.

Each fund has adopted a plan under Rule 12b-1 that allows the fund to pay distribution fees up to 0.25% of the fund's average net assets for the sale and distribution of its shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

J.P. Morgan may pay fees to certain firms and professionals for providing record keeping or other services in connection with investments in a fund.


10 | FUND DETAILS

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each fund's overall risk and reward characteristics. It also outlines each fund's policies toward various investments, including those that are designed to help certain funds manage risk.

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Foreign and other
market conditions

o  Each fund's share     o  Stocks have              o  Under normal
   price and                generally                   circumstances the
   performance will         outperformed more           funds plan to remain
   fluctuate in             stable investments          fully invested, with
   response to stock        (such as bonds and          at least 65% in
   and bond market          cash equivalents)           stocks; stock
   movements                over the long term          investments may
                                                        include convertible
o  The value of most     o  Foreign investments,        securities,
   bonds will fall when     which represent a           preferred stocks,
   interest rates rise;     major portion of the        depository receipts
   the longer a bond's      world's securities,         (such as ADRs and
   maturity and the         offer attractive            EDRs), trust or
   lower its credit         potential                   partnership
   quality, the more        performance and             interests, warrants,
   its value typically      opportunities for           rights, and
   falls                    diversification             investment company
                                                        securities
o  A fund could lose     o  Most bonds will rise
   money because of         in value when            o  The funds seek to
   foreign government       interest rates fall         limit risk and
   actions, political                                   enhance performance
   instability, or lack  o  Foreign bonds, which        through active
   of adequate and/or       represent a major           management, country
   accurate information     portion of the              allocation and
                            world's fixed income        diversification
o  Investment risks         securities, offer
   tend to be higher in     attractive potential     o  During severe market
   emerging markets.        performance and             downturns, the funds
   These markets also       opportunities for           have the option of
   present higher           diversification             investing up to 100%
   liquidity and                                        of assets in
   valuation risks       o  Emerging markets can        investment-grade
                            offer higher returns        short-term
o  Adverse market                                       securities
   conditions may from
   time to time cause
   the fund to take
   temporary defensive
   positions that are
   inconsistent with
   its principal
   investment
   strategies and may
   hinder the fund from
   achieving its
   investment objective

Management choices

o  A fund could          o  A fund could             o  J.P. Morgan focuses
   underperform its         outperform its              its active
   benchmark due to its     benchmark due to            management on
   securities choices       these same choices          securities
   and other management                                 selection, the area
   decisions                                            where it believes
                                                        its commitment to
                                                        research can most
                                                        enhance returns

Foreign currencies


o  Currency exchange     o  Favorable exchange       o  Except as noted earlier
   rate movements could     rate movements could        in this prospectus, each
   reduce gains or          generate gains or           fund manages the
   create losses            reduce losses               currency exposure of its
                                                        foreign investments
o  Currency risks tend                                  relative to its
   to be higher in                                      benchmark and may hedge
   emerging markets                                     a portion of its foreign
                                                        currency exposure into
                                                        the U.S. dollar from
                                                        time to time (see also
                                                        "Derivatives")


When-issued and delayed
   delivery securities

o  When a fund buys      o  A fund can take          o  Each fund uses
   securities before        advantage of                segregated accounts
   issue or for delayed     attractive                  to offset leverage
   delivery, it could       transaction                 risk
   be exposed to            opportunities
   leverage risk if it
   does not use
   segregated accounts


12 | FUND DETAILS

--------------------------------------------------------------------------------
Potential risks          Potential rewards       Policies to balance risk and
                                                 reward
--------------------------------------------------------------------------------

Derivatives

o  Derivatives such as   o  Hedges that              o  The funds use
   futures, options,        correlate well with         derivatives, such as
   swaps, and forward       underlying positions        futures, options,
   foreign currency         can reduce or               swaps, and forward
   contracts1 that are      eliminate losses at         foreign currency
   used for hedging the     low cost                    contracts, for
   portfolio or                                         hedging and for risk
   specific securities   o  A fund could make           management (i.e., to
   may not fully offset     money and protect           establish or adjust
   the underlying           against losses if           exposure to
   positions and this       the investment              particular
   could result in          analysis proves             securities, markets
   losses to the fund       correct                     or currencies); risk
   that would not have                                  management may
   otherwise occurred    o  Derivatives that            include management
                            involve leverage            of a fund's exposure
o  Derivatives used for     could generate              relative to its
   risk management may      substantial gains at        benchmark
   not have the             low cost
   intended effects and                              o  The funds only
   may result in losses                                 establish hedges
   or missed                                            that they expect
   opportunities                                        will be highly
                                                        correlated with
o  The counterparty to                                  underlying positions
   a derivatives
   contract could                                    o  While the funds may
   default                                              use derivatives that
                                                        incidentally involve
o  Derivatives that                                     leverage, they do
   involve leverage                                     not use them for the
   could magnify losses                                 specific purposes of
                                                        leveraging their
o  Certain types of                                     portfolios
   derivatives involve
   costs to a fund
   which can reduce
   returns

Securities lending

o  When a fund lends a   o  A fund may enhance       o  J.P. Morgan
   security, there is a     income through the          maintains a list of
   risk that the loaned     investment of the           approved borrowers
   securities may not       collateral received
   be returned if the       from the borrower        o  The fund receives
   borrower defaults                                    collateral equal to
                                                        at least 100% of the
o  The collateral will                                  current value of
   be subject to the                                    securities loaned
   risks of the
   securities in which                               o  The lending agents
   it is invested                                       indemnify a fund
                                                        against borrower
                                                        default

                                                     o  J.P. Morgan's
                                                        collateral
                                                        investment
                                                        guidelines limit the
                                                        quality and duration
                                                        of collateral
                                                        investment to
                                                        minimize losses

                                                     o  Upon recall, the
                                                        borrower must return
                                                        the securities
                                                        loaned within the
                                                        normal settlement
                                                        period

Illiquid holdings

o  A fund could have     o  These holdings may       o  No fund may invest
   difficulty valuing       offer more                  more than 15% of net
   these holdings           attractive yields or        assets in illiquid
   precisely                potential growth            holdings
                            than comparable
o  A fund could be          widely traded            o  To maintain adequate
   unable to sell these     securities                  liquidity, each fund
   holdings at the time                                 may hold
   or price it desired                                  investment-grade
                                                        short-term
                                                        securities
                                                        (including
                                                        repurchase
                                                        agreements and
                                                        reverse repurchase
                                                        agreements) and, for
                                                        temporary or
                                                        extraordinary
                                                        purposes, may borrow
                                                        from banks up to
                                                        33 1/3% of the value
                                                        of its total assets

Short-term trading

o  Increased trading     o  A fund could realize     o  The funds generally
   could raise a fund's     gains in a short            avoid short-term
   brokerage and            period of time              trading, except to
   related costs                                        take advantage of
                         o  A fund could protect        attractive or
o  Increased short-term     against losses if a         unexpected
   capital gains            stock is overvalued         opportunities or to
   distributions could      and its value later         meet demands
   raise shareholders'      falls                       generated by
   income tax liability                                 shareholder
                                                        activity. The
                                                        portfolio turnover
                                                        rates for the
                                                        portfolio in which
                                                        each fund invests
                                                        for its most recent
                                                        fiscal year end
                                                        were: The
                                                        International Equity
                                                        Portfolio at
                                                        10/31/00 (80%) and
                                                        The International
                                                        Opportunities
                                                        Portfolio at
                                                        11/30/00 (86%)

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                                               FUND DETAILS | 13

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the period indicated. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statement, is included in the fund's annual report, which is available upon request.


J.P. MORGAN INTERNATIONAL EQUITY FUND -- ADVISOR SERIES

                                                            For the period
                                                          September 15, 2000
                                                           (commencement of
--------------                                           operations) through
Per share data                                             October 31, 2000
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                         10.00
Income from investment operations:
   Net investment loss ($)                                       (0.03)(1)
   Net realized and unrealized gain (loss) on investment ($)     (0.52)
--------------------------------------------------------------------------------
Total from investment operations ($)                             (0.55)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                                9.45
--------------------------------------------------------------------------------

Ratios and supplemental data

----------------
Total return (%)                                                 (5.50)(2)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                            508
--------------------------------------------------------------------------------
Ratio to average net assets:
   Net expenses (%)                                               1.45(3)
   -----------------------------------------------------------------------------
   Net investment income (%)                                     (1.40)(3)
   -----------------------------------------------------------------------------
   Expenses without reimbursement (%)                          1.50(3),(4)
   -----------------------------------------------------------------------------

(1)   Based on the average number of shares outstanding throughout the period.

(2)   Not annualized.

(3)   Annualized.

(4) Reflects the ratio of expenses without reimbursement to average net assets for the current period adjusted for the effects of rounding due to a relatively low level of assets from inception. The actual ratio of expenses without reimbursement to average net assets for the current period was 268.67%.


14 |

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the fund's financial performance for the period indicated. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statement, is included in the fund's annual report, which is available upon request.


--------------------------------------------------------------------------------
J.P. MORGAN INTERNATIONAL OPPORTUNITIES FUND -- ADVISOR SERIES

                                                          For the period
                                                        September 15, 2000
                                                         (commencement of
--------------                                         operations) through
Per share data                                          November 30, 2000
--------------------------------------------------------------------------------
Net asset value, beginning of period ($)                     10.00
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income ($)                                  0.01
   Net realized and unrealized loss on investments ($)       (1.19)
--------------------------------------------------------------------------------
Total from investment operations ($)                         (1.18)
--------------------------------------------------------------------------------
Net asset value, end of period ($)                            8.82
--------------------------------------------------------------------------------

----------------------------
Ratios and supplemental data
--------------------------------------------------------------------------------
Total return (%)                                            (11.80)(1)
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                        480
--------------------------------------------------------------------------------

Ratio to average net assets:
--------------------------------------------------------------------------------
   Net expenses (%)                                           1.45(2)
   -----------------------------------------------------------------------------
   Net investment loss (%)                                   (0.75)(2)
   -----------------------------------------------------------------------------
   Expenses without reimbursement (%)                         1.46(2), (3)
   -----------------------------------------------------------------------------

(1)   Not annualized.

(2)   Annualized.

(3) Reflects the ratio of expenses without reimbursement to average net assets for the current period adjusted for the effects of rounding due to a relatively low level of assets from inception. The actual ratio of expenses without reimbursement to average net assets for the current period was 46.50%.


                                                                            | 15

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

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

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

For investors who want more information on these funds, the following documents are available free upon request:

Annual/Semi-annual Reports Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI) Provides a fuller technical and legal description of a fund's policies, investment restrictions, and business structure. This prospectus incorporates each fund's SAI by reference.

Copies of the current versions of these documents, along with other information about these funds, may be obtained by contacting:

J.P. Morgan Institutional Funds

Morgan Christiana Center
J.P. Morgan Funds Services - 2/OPS3
500 Stanton Christiana Road
Newark, DE 19713

Telephone: 1-800-766-7722

Hearing impaired: 1-888-468-4015

Email: JPM_Mutual_Funds@JPMorgan.com


Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.(1-202-942-8090) (publicinfo@sec.gov), or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. The funds' investment company and 1933 Act registration numbers are:


J.P. Morgan International Equity Fund
- Advisor Series ........................................811-07342 and 033-54642
J.P. Morgan International Opportunities Fund
- Advisor Series ........................................811-07342 and 033-54642

J.P. MORGAN INSTITUTIONAL FUNDS AND THE MORGAN TRADITION

The J.P. Morgan Institutional Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on J.P. Morgan's extensive experience and depth as an investment manager, the J.P. Morgan Institutional Funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMorgan

--------------------------------------------------------------------------------

J.P. Morgan Institutional Funds

Advisor                                    Distributor

J.P. Morgan Investment Management Inc.     Funds Distributor, Inc.
522 Fifth Avenue                           60 State Street
New York, NY 10036                         Boston, MA 02109
1-800-766-7722                             1-800-221-7930